Form 8-A  Item 2 Exhibit 1

BRITISH

Ministry of Finance

Mailing Address:

Location:

COLUMBIA

Corporate and Personal

PO BOX 9431 Stn Prov Govt

2nd Floor – 940 Blanshard St

[Logo]

Property Registries

Victoria  BC  V8W 9V3

Victoria  BC

www.corporateonline.gov.bc.ca

 250-356-8626

Cover Sheet

KIMBER RESOURCES INC.

215  800 W PENDER ST

VANCOUVER  BC  V6C 2V6

Confirmation of Service

Form Filed:

Notice of Alteration

Date and Time of Filing:

June 3, 2004 11:51 AM Pacific Time

Alteration Effective Date:

The alteration is to take effect at the time that this application is filed with the Registrar.

Name of Company:

KIMBER RESOURCES INC.

Incorporation Number:

BC0493986

This package contains:

Certified Copy of the Notice of Articles

Check your documents carefully to ensure there are no errors or omissions.  If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

BC0493986 Page: 1  of 1

BRITISH

Ministry of Finance

Mailing Address:

Location:

COLUMBIA

Corporate and Personal

PO BOX 9431 Stn Prov Govt

2nd Floor – 940 Blanshard St

[Logo]

Property Registries

Victoria  BC  V8W 9V3

Victoria  BC

www.corporateonline.gov.bc.ca

 250-356-8626

Notice of Articles

                                  CERTIFIED COPY

         Of a Document filed with the Province of

BUSINESS CORPORATIONS ACT

             British Columbia Registrar of Companies

“J S Powell”

J S Powell

June 3, 2004

This Notice of Articles was issued by the Registrar on: June 3, 2004 11:51 AM Pacific Time Incorporation Number: BC0493986 Recognition Date: Incorporated on March 31, 1995

NOTICE OF ARTICLES

Name of Company:

KIMBER RESOURCES INC.

REGISTERED OFFICE INFORMATION

Mailing Address:

Delivery Address:

215  800 W PENDER ST

215  800 W PENDER ST

VANCOUVER  BC  V6C 2V6

VANCOUVER  BC  V6C 2V6

RECORDS OFFICE INFORMATION

Mailing Address:

Delivery Address:

215  800 W PENDER ST

215  800 W PENDER ST

VANCOUVER  BC  V6C 2V6

VANCOUVER  BC  V6C 2V6

DIRECTOR  INFORMATION

BC0493986 Page: 1  of 3

DIRECTOR  INFORMATION

Last Name, First Name Middle Name:

GRANDISON, CLIFFORD

Mailing Address:

Delivery Address:

2633 CARNATION ST

2633 CARNATION ST

NORTH VANCOUVER  BC  V7H1H6

NORTH VANCOUVER  BC  V7H1H6

Last Name, First Name Middle Name:

HOOLE, MICHAEL E.

Mailing Address:

Delivery Address:

4776 MEADFEILD CRT

4776 MEADFEILD CRT

W VANCOUVER  BC  V7W2Y3

W VANCOUVER  BC  V7W2Y3

Last Name, First Name Middle Name:

KALMET, JUHAN JOHN

Mailing Address:

Delivery Address:

5236 4A  AVENUE

5236 4A  AVENUE

DELTA  BC  V4M1H5

DELTA  BC  V4M1H5

Last Name, First Name Middle Name:

LONGE, ROBERT

Mailing Address:

Delivery Address:

4762 THE HIGHWAY

4762 THE HIGHWAY

W VANCOUVER  BC  V7W1J5

W VANCOUVER  BC  V7W1J5

Last Name, First Name Middle Name:

MANNING, LUARD

Mailing Address:

Delivery Address:

945 BELVEDERE DR

945 BELVEDERE DR

N VANCOUVER  BC  V7R2C2

N VANCOUVER  BC  V7R2C2

BC0493986 Page: 2  of 3

AUTHORIZED SHARE STRUCTURE

1.  80,000,000

Common Shares

Without Par Value

Without Special Rights or    Restrictions attached

BC0493986 Page: 3  of 3